SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 1998
                                 (May 19, 1998)


                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                               0-10592 14-1630287
           (Commission File Number) (IRS Employer Identification No.)

                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.           Other Events

      Letter to Shareholders dated May 19, 1998, discussing results of the Annual Meeting held May 18, 1998. Attached is a copy of the Letter to Shareholders, labeled as Exhibit 99(a). Also, on May 19, 1998, TrustCo Bank Corp NY ("TrustCo") issued a Press Release declaring a cash dividend of $0.275 per share, payable July 1, 1998.
Attached is a copy of the Press Release labeled as Exhibit 99(b).


Item 7.    Exhibits

   Reg S-K Exhibit No.       Description





   99(a)                      Letter   to   Shareholders   dated   May   19,
                              1998, discussing results of Annual Meeting held on May 18, 1998.

   99(b)                      Press  Release  of May  19,
                              1998,   declaring   a  cash
                              dividend of $0.275  payable
                              on   July   1,    1998   to
                              shareholders of record June
                              12, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 19, 1998

                                      TrustCo Bank Corp NY
                                      (Registrant)


                                      By:      /s/Robert T. Cushing
                                               ---------------------
                                               Robert T. Cushing
                                               Vice President and
                                               Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:

Reg S-K
Exhibit No.  Description                                                 Page
99(a)        Letter   to   Shareholders   dated   May  19,   1998,        5
             discussing results of Annual Meeting held on May 18, 1998.

99(b)        Press  release  dated  May  19,  1998,   declaring  a        6
             quarterly cash dividend of $0.275 per share,  payable
             July 1, 1998, to the shareholders of record at the close of business on June 12, 1998.

                                                       Exhibit 99(a)

  TRUSTCO
  Bank Corp NY
 ------------------------------------------------------------------------
 192 Erie Boulevard, Schenectady, New York, 12305     Robert A. McCormick
 (518) 377-3311 Fax: (518) 381-3668                   President and
                                                      Chief Executive Officer

 Subsidiary: Trustco Bank, National Association



 May 19, 1998




                              TO OUR SHAREHOLDERS:

 I would like to report to you the results of our Annual  Meeting  held May
 18, 1998. The TrustCo shareholders were asked to vote on two proposals this year. Both proposals were approved by overwhelming majorities of the shares outstanding.

 The first proposal dealt with the election of four directors to serve for three-year terms. All four were elected and include:

 M. Norman Brickman, President, D. Brickman, Inc.
 Anthony J. Marinello, MD, PhD, Physician
 Robert A. McCormick, President & Chief Executive Officer, TrustCo Bank Corp NY Kenneth C. Petersen, President & Chief Operating Officer, Schenectady
   International, Inc.

 The second proposal ratified the adoption of KPMG Peat Marwick LLP as the independent certified public accountants for TrustCo for 1998.

 We thank  all the  shareholders  who returned  their   proxies.   Your support
 and confidence are greatly appreciated.

 I would also like to report that today the Board of Directors declared a regular quarterly dividend of $0.275 per share. The dividend is payable July 1, 1998 to shareholders of record at the close of business on June 12, 1998.

 Thank  you  for  the  confidence  you  have  placed  in TrustCo.

                                                           Sincerely,

                                                     /s/ Robert A. McCormick
                                  -5-

                                                           Exhibit 99(b)

          TRUSTCO
          Bank Corp NY News Release
         ---------------------------------------------------------------
          192 Erie Boulevard, Schenectady, New York, 12305
          (518) 377-3311 Fax: (518) 381-3668

          Subsidiary: Trustco Bank NASDAQ -- TRST

              Contact: William F. Terry
                       Senior Vice President and Secretary
                       518-381-3611

          FOR IMMEDIATE RELEASE:

                         TRUSTCO DECLARES CASH DIVIDEND

          Schenectady, New York -- May 19, 1998






On May 19, 1998 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable July 1, 1998, to the shareholders of record at the close of business on June 12, 1998.

TrustCo is a $2.4 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 51 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.15 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

                                             # # # #

                                 -6-